UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22376

PIMCO Equity Series VIT

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer and Principal Financial Officer

PIMCO Equity Series VIT

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (800) 927-4648

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

•	PIMCO Equity Series VIT—Institutional Class

•	PIMCO Equity Series VIT—Advisor Class

Share Class	Institutional

Semiannual Report June 30, 2010

PIMCO Equity Series VIT

PIMCO EqS Pathfinder Portfolio™

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series VIT (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear Shareholder,

We are pleased to provide you with the Semiannual Report for the PIMCO Equity Series VIT covering the PIMCO EqS Pathfinder Portfolio™, our first actively-managed equity mutual fund for segregated accounts of insurance companies, which was launched on April 14, 2010 and is a global deep value strategy.

We established the PIMCO Equity Series VIT as part of PIMCO’s continuing evolution as a provider of global investment solutions to clients across the world. The firm’s time-tested standards of excellence, global investment outlook, intellectual capital and deep resources are guiding our approach to actively-managed equities as we continue to build out our suite of equity strategies.

Our approach to active equity investing focuses on investment strategies where we believe we can add value, rather than seeking to be “all things to all people.” This starts with not being constrained by a traditional equity “style box” approach, nor by a particular geography or region. PIMCO’s insights into the factors that drive the world’s economies and businesses, as well as the firm’s proven capabilities in credit research and risk management across the capital structure, also will serve as important inputs into our equity investing process.

PIMCO EqS Pathfinder Portfolio™ applies the global deep value equity investing expertise of two highly regarded investors, Anne Gudefin and Charles Lahr, and is complemented by PIMCO’s extensive research and investment management capabilities and global platform. Global deep value investing is designed to be a compelling strategy in any market environment and looks to identify undervalued equities, as well as arbitrage and distressed debt opportunities, wherever they exist.

On the following pages of this Semiannual Report are specific details as to the Portfolio’s total return investment performance and a discussion of the factors that affected performance during the reporting period.

Thank you for the trust you have placed in us. We value your trust and will continue to work diligently to meet your broad investment needs.

Sincerely,

Brent R. Harris

Chairman of the Board, PIMCO Equity Series VIT

August 10, 2010

Semiannual Report	June 30, 2010	1

Insights from the Portfolio Managers

Dear Shareholders:

Thank you for your investment in the PIMCO EqS Pathfinder Portfolio™ (the “Portfolio”) that we launched in April of this year. While the life of the Portfolio at PIMCO is short, we have implemented this strategy for many years throughout our careers in managing mutual funds and are confident that we can transition this strategy to the Portfolio (the “PIMCO Pathfinder”). In this letter, we will explain the Portfolio’s approach to investing, how we execute the PIMCO Pathfinder strategy and in a later section discuss the current market, performance and positioning of the Portfolio.

The PIMCO Pathfinder Approach to Investing

Strategy

The PIMCO EqS Pathfinder Portfolio is a global investment vehicle with a deep value bias. It is a diversified and unconstrained approach to seeking attractive risk-adjusted returns that focuses on investing in equities and supplementing returns with distressed debt and merger arbitrage. All of these investment areas are driven by an absolute return philosophy where our aim is to mitigate risk in down markets and participate in up markets, leading to the potential for positive returns and meaningful outperformance compared to equity indices (such as the MSCI World Index) in the medium to long term.

The approach is centered on buying securities that we feel are trading at a price level significantly discounted from their intrinsic value. This is an absolute return philosophy where experience has shown us that the potential to make money is enhanced when we buy assets at a depressed valuation with very low expectations built into the price of the stock and the potential to lose money is mitigated when buying an asset cheaply rather than buying an asset expensively. This discipline aids us in our effort to deliver resilient returns to our investors in an investment world where winning by not losing is the rule.

Being indifferent to what is contained in a benchmark is a natural extension of this absolute return philosophy. We have no interest in owning many of the well known stocks trading around the world that are priced at fair value and even less interest if they are trading at a premium to fair value. Our interest lies in identifying stocks that trade at a substantial discount to their intrinsic value, with the potential to exhibit meaningful upside with relatively little downside. Our search for value goes beyond many of the large cap indices in different countries and can often lead us to investments that are relatively unknown to most investors. In fact, this is often where we find the most intriguing investment opportunities.

Investing Principles

The realization of a strategy focused on delivering upside potential while mitigating downside risk can often take the PIMCO EqS Pathfinder Portfolio into areas that may be unconventional for a typical mutual fund. However, we believe that this approach is a sensible way to pursue wealth creation for our investors over time. Here are 9 principles that should help new investors better understand our investment approach:

1.	Within our equity holdings, our focus on bottom-up stock selection is all-encompassing; industry, market capitalization and country weightings are residual outcomes of our security selection process.

2.	The equities market frequently misprices both quality and distress. As such, we have a bias both for high-quality management teams of companies with “wide moats” and competitive advantages as well as for situations so distressed that consensus is uniformly negative.

3.	We primarily invest in the equity of businesses we believe are undervalued. We view ourselves as long-term investors, however, we intend to adhere to our buy and sell discipline regardless of how long we’ve owned the position if it helps us achieve the investment objective of the Portfolio.

4.	Diversification is important to us and may help guard against unexpected business-specific events to the downside. (Of course, diversification does not guarantee a profit or protect against loss.)

5.	Our adherence to our buy and sell discipline may not only help to protect investors’ returns, but may also lead to the accumulation of cash balances accruing in the portfolio. If there are no investments that fit our investment criteria, we tend to be content to wait for future uncertainty and the volatility of the markets to create attractive opportunities.

6.	Merger arbitrage investing is an area in which we seek to deliver uncorrelated equity-like returns, while minimizing downside risk. Hence, we focus primarily upon likely conservative, industrially-driven mergers in Western economies with predictable legal frameworks. We do not intend to use leverage and shun speculating on deals. We believe this is an excellent way for us to seek attractive returns on the Portfolio’s cash balances, which might otherwise be earning relatively low yields in today’s low interest rate environment. (Note that investments in companies engaged in mergers, reorganizations or liquidations may involve special risks as pending deals may not be completed on time or on favorable terms.)

7.

Distressed debt investing is a natural extension of our fundamental deep value approach to equity investing. We seek opportunities ranging from bankruptcies and reorganizations to other special situations that may offer our investors the potential for compelling upside with limited downside. (Please note that investing in distressed

2	PIMCO Equity Series VIT

(Unaudited)

companies (both debt and equity) is speculative and may be subject to greater levels of credit, issuer and liquidity risks, and the repayment of default obligations contains significant uncertainties; such companies may be engaged in restructurings or bankruptcy proceedings.)

8.	Avoiding downside potential is paramount to the PIMCO Pathfinder approach. We believe one of our most effective means to manage downside potential is intensive bottom-up fundamental research. We also seek to avoid the worst case scenario when making an investment.

9.	Other tools we have used include instruments intended to hedge market and currency risks as well as the intelligent application of our investment approach to different asset classes. Gold is one example of an investment to which we are exposed that may help hedge against any number of extreme scenarios that could negatively impact performance of the Portfolio.

These principles have been part of our approach throughout our investment career and they certainly resonate with our personal views. In addition, we are particularly optimistic regarding the ability of PIMCO to enhance our approach given PIMCO’s deep levels of expertise in risk management, currencies, credit and cash management. Since coming to PIMCO, we have found ourselves in the company of highly regarded experts in the areas mentioned above as well as in central bank policy, politics and fixed income markets. While these are not drivers of our bottom-up approach, they are highly valued inputs that we think will lead to a result consistent with the goals of the Portfolio. In addition, while the Portfolio is not managed specifically for tax efficiency, our long-term focus may enhance the tax-efficiency of the Portfolio as well as minimize transaction costs.

Managers’ Discussion & Performance Overview

This first period of performance for the PIMCO EqS Pathfinder Portfolio has been one where broader equity markets have dropped substantially and bond markets have rallied in a flight-to-safety. Driving much of the market sentiment was a combination of sovereign debt concerns in the periphery of Europe as well as the potential for deflation in the United States as the effects from government stimulus abate.

In the U.S., economic news continued to be weak with poor unemployment numbers, a negative revision to Q1 GDP growth, and very weak housing data. The unemployment rate in the U.S. remained persistently high at 9.7% and the number of people unemployed for 27 weeks or more rose as a percentage of all jobless, to a record 46.0% (Source: Bloomberg). Two of the more recent disappointing data points were much weaker than expected existing home sales and the lowest number of monthly new home sales ever recorded, indicating how feeble the U.S. housing market recovery remains. The consumer price index (CPI) fell modestly at the end of the time period and year over year prices are just slightly higher by a relatively benign 2.0%.

In Europe, the economies of Germany, France and the United Kingdom continued to be sluggish as the Greek debt crisis lingered and related sovereign debt concerns persisted. However, in most of Asia growth remained solid, particularly so in Indonesia and China.

Given the disappointing economic news in the developed countries, equities in general were volatile during the period, and particularly so for the banks and major financials. For the period since inception of the Portfolio on April 14, 2010 to the end of the reporting period on June 30, 2010, the S&P 500 Index declined by 14.50% and the S&P Financials Index declined by 19.01%. In global equity markets, the MSCI World Index declined by 15.45% and the MSCI EAFE Index declined by 16.20% for the same period as risk assets adjusted to disappointing economic data, which dampened expectations for a strong economic recovery.

Against this backdrop, the Portfolio (Institutional Class shares) declined 7.90% (after fees and expenses) for the period since inception on April 14, 2010 to the end of the reporting period on June 30, 2010. Although the Portfolio exhibited negative absolute performance for the reporting period, it outperformed its benchmark, the MSCI World Index, by 755 basis points.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco-funds.com/vit or by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.64% for Institutional Class shares.

Among the stocks which contributed to performance were the Portfolio’s holdings in Link REIT, Lancashire Holdings, and a merger arbitrage opportunity in Alcon. The Link REIT is the largest retail property owner in Hong Kong, owning shopping malls and car parks, which were previously owned by the

Semiannual Report	June 30, 2010	3

Insights from the Portfolio Managers (Cont.)

Hong Kong Housing Authority. In our view the business model is somewhat economically defensive as the properties are located near housing estates and cater to the daily needs of those residents: supermarkets, drugstores, and casual dining.

The Link REIT reported strong results for its fiscal year ending in March 2010. Through continuous property renovation and enhancement of its assets, the Link REIT increased occupancy to over 90% of the available square footage, and through rent increases, the Link REIT was able to increase revenues by 10%. Cost reduction efforts also continued to bear fruit with a 10% decrease in the cost/income ratio and the sum of all these efforts translated into a 15% increase in the dividend. The full year results were released in early June and a re-rating of the stock followed. Asset enhancements continue and the dividend yield of the Link REIT was 5.0% on June 30, 2010.

Lancashire Holdings, a specialty insurer domiciled in Bermuda, performed well over the reporting period as the market gained comfort with the performance of the company during a period of losses from the Chile earthquake earlier in the year. Lancashire Holdings expects a cost of between $65 million to $125 million, which we believe would be an absorbable event and likely validate their risk models. In addition, the company’s energy business, which is 29% of premiums, may benefit if there is a hardening of rates due to the Gulf oil spill. We believe the stock continues to offer excellent value as it traded at a discount to book value at the end of the period and has produced almost a 20% return on equity (ROE) over the last five years with a policy of capital return to shareholders.

Alcon is the target of an unsolicited all-stock bid by Novartis, which will control 77% of Alcon shares when it completes the purchase of Nestlé’s 52% stake in the company, if completed as announced. An independent committee of Alcon directors has rejected Novartis’ offer as inadequate and Alcon’s stock has consistently traded above the value of the Novartis offer in anticipation of an improvement in terms. We believe that 100% ownership of Alcon would likely allow Novartis to fully realize the synergies of this combination; however, to accomplish this goal we believe they will need to significantly improve their bid to garner the favor of the independent directors and minority shareholders.

Weakness in Novartis’ stock price and the Swiss Franc led to a decline in Alcon’s share price in late May, providing the Portfolio with what we believe to be an attractive opportunity to purchase Alcon stock. The position has been a positive contributor to Portfolio performance since the Portfolio’s inception largely due to the Portfolio’s decision to only partially offset the long exposure in

Alcon stock with short exposure to Novartis stock. Novartis stock, which appreciated 7.5% during the month of June, correspondingly lifted the value of Alcon stock due to the fixed stock consideration.

Additional positive contributors to performance came from the Portfolio’s hedging strategies, including the Portfolio’s exposure to market index puts, financial sector puts and gold. Also, as the Portfolio held just slightly more than 20% of its assets in cash equivalents at the end of June 2010, its cash holding contributed positively to performance on both an absolute and relative basis.

Unfortunately we also owned positions which detracted from Portfolio performance. This included holdings in Barclays, Microsoft, and Seadrill.

Holdings in Barclays, a universal bank in the U.K., detracted from performance over the reporting period. In our opinion, this was likely due to market fears over the effects of European sovereign debt issues as well as the perception of an increasing probability of a double dip recession. However, we believe the stock offers good value as it closed the reporting period at close to a 20% discount to its tangible book value and may offer the prospect of a mid-teen ROE, even after allowing for conservative business normalization assumptions.

The stock price of Microsoft, the largest software company in the world, declined over the reporting period as concerns over the company’s future profitability manifested. As the earnings multiple on the stock approached 10x forward earnings, we continued to find the stock offering interesting value due to future prospects of growing cash generation and stability of earnings.

Seadrill is one of the leading operators of deepwater semi-submersibles and jack-up rigs for the offshore drilling market. Over the reporting period under review, we believe that the shares of Seadrill reacted negatively to a number of factors including: declining oil prices, Seadrill’s offer for Scorpion Offshore Ltd., disappointing first quarter operating results, concerns in general about offshore drillers given the current problems in the Gulf of Mexico, and overall volatility in the equity markets.

Seadrill is quite representative of our investment thought process and is a good example to present in more detail. In our view, the price of Seadrill’s stock is ignoring the longer-term, secular growth we expect to see in the deep water market. Per industry research reports, oil production from deepwater is expected to increase from 9% of oil production to almost 12% by 2015. While the Gulf of Mexico oil spill and the drilling moratorium have created doubts on the future of deepwater drilling, we believe that this ignores the likelihood that safety

4	PIMCO Equity Series VIT

(Unaudited)

standards will be tightened, which may benefit more established operators like Seadrill. Also according to industry research reports, demand for deepwater rigs at Seadrill, which has the youngest fleet in the industry, comes mainly from National Oil Companies (NOC) and such demand is expected to represent 80% of the incremental oil production by 2030. Companies like Petrobras have recently announced that their investments over the period 2010-2014 would increase by 28% compared to the previous period and would concentrate mainly on deep water exploration, further supporting the case. With this as a backdrop, the stock is now priced at less than eight times forward earnings with a dividend yield of 10% as of June 30, 2010.

Although the market environment for the last few months has been negative overall, volatility is often the friend of the long-term value investor as it generally presents investments at attractive entry prices. With a comfortable position in cash, we continue to ply our craft and are ready for those opportunities. At the end of the reporting period, the Portfolio held approximately 18% in cash equivalents, approximately 77% in equities we believe are undervalued, slightly more than 3% (measured by the long side only) in merger arbitrage investments, and held the remaining balance of the portfolio in currency and market risk hedges. The Portfolio was also heavily hedged to the U.S. dollar at the end of the reporting period.

We thank you for your display of confidence and for your investment in the Portfolio.

Sincerely,

Anne Gudefin, CFA	Charles Lahr, CFA

PIMCO EqS Pathfinder Portfolio, Co-Portfolio Managers

Top Ten Holdings1

SPDR Gold Trust	4.9%
British American Tobacco PLC	3.9%
Imperial Tobacco Group PLC	3.3%
Danone	3.3%
BP PLC	2.6%
Link REIT	2.3%
Koninklijke KPN NV	2.1%
Carlsberg A/S	2.1%
Pernod-Ricard S.A.	2.1%
Lancashire Holdings Ltd.	1.9%

[1]	% of Total Investments as of 06/30/10. Top Ten Holdings solely reflect long positions. Securities sold short, derivatives, and short-term instruments are not taken into consideration.

Geographic Breakdown2

United States	27.4%
United Kingdom	14.4%
France	12.8%
Switzerland	6.0%
Netherlands	5.4%
Bermuda	4.9%
Germany	4.4%
Hong Kong	4.0%
Denmark	3.2%
Singapore	1.8%
Norway	1.7%
Faeroe Islands	1.6%
Guernsey, Channel Islands	1.1%
Japan	0.9%
Italy	0.8%
Short-Term Instruments	9.6%

[2]	% of Total Investments as of 06/30/10.

Semiannual Report	June 30, 2010	5

Important Information About the Portfolio

PIMCO Equity Series VIT (the “Trust”) is an open-end management investment company currently consisting of one investment portfolio, the PIMCO EqS Pathfinder PortfolioTM (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Portfolio’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value and cash flow and earnings estimates.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: equity risk, value investing risk, foreign (non-U.S.) investment risk, emerging markets risk, market risk, issuer risk, interest rate risk, credit risk, high yield and distressed company risk, currency risk, liquidity risk, leveraging risk, management risk, small-cap and mid-cap company risk, arbitrage risk, derivatives risk and short sale risk. A complete description of these risks and other risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leverage risk, mispricing or improper valuation risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. The Portfolio could lose more than the principal amount invested in these derivative instruments.

On the Performance Summary page in this Semiannual Report, the Cumulative Total Return table measures performance assuming that any dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held from its inception through June 30th, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at www.pimco-funds.com/vit, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files a complete schedule of the Portfolio’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q, once available, will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. The Portfolio’s Form N-Q will also be available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at www.pimco-funds.com/vit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

6	PIMCO Equity Series VIT

(Unaudited)

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (Advisor Class only), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, from April 14, 2010 (the date the Portfolio commenced operations) to June 30, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

Semiannual Report	June 30, 2010	7

PIMCO EqS Pathfinder Portfolio™

Allocation Breakdown‡

United States	22.5%
United Kingdom	14.4%
France	12.8%
Short-Term Instruments	9.6%
Switzerland	6.0%
Netherlands	5.4%
Other	29.3%
‡	% of Total Investments as of 06/30/10

A line graph is not included since the Portfolio has less than six months of performance.

Cumulative Total Return for the period ended June 30, 2010

Portfolio Inception (04/14/10)
PIMCO EqS Pathfinder Portfolio™ Institutional Class	-7.90%
MSCI World Index	-15.45%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco-funds.com/vit or by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.64% for Institutional Class shares.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010 the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index represents the unhedged performance of the constituent stocks, in US dollars. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance††
		(5% return before expenses)
	Inst. Class	Inst. Class
Beginning Account (04/14/10)	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$921.00	$1,019.54
Expenses Paid During Period†	$2.15	$5.31

† Expenses are equal to the Portfolio’s Institutional Class net annualized expense ratio of 1.06%, multiplied by the average account value over the period, multiplied by 77/365 (to reflect the period since the Portfolio commenced operations on 04/14/10). The annualized expense ratio of 1.06% reflects net annualized expenses after application of expense waiver of 0.13%. The Portfolio’s hypothetical expenses reflect an amount as if the Portfolio had been operational for the entire fiscal half year. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

†† Hypothetical Performance reflects a beginning account value as of 01/01/10.

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO EqS Pathfinder Portfolio™ seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Portfolio’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value, cash flow and earnings estimates.

»

The Portfolio commenced operations on April 14, 2010. From the period since inception through the end of the reporting period on June 30, 2010, the Portfolio declined 7.90% after fees. During this period, the Portfolio’s benchmark index, the MSCI World Index, declined 15.45%, and the Portfolio outperformed its benchmark index by 755 basis points. For comparison purposes, the S&P 500 Index declined 14.50% during the same time period.

»

The Portfolio’s exposure to a life insurance company, an exchange operator, and a Hong Kong based real estate investment trust, benefited performance as these positions experienced positive performance for the period. Exposure to a non-alcoholic beverage bottler and distributor and a construction materials manufacturer also contributed positively to performance.

»

Stock selection in the energy sector (particularly exposure to major multinational integrated oil companies), a few European based banks and global financial services companies, a European utility company, and a large U.S. based software company, were among the major detractors from performance for the period.

»

The Fund may engage in a merger arbitrage strategy that seeks to capture the spread between the current price of the company being acquired and its ultimate take over price. The Portfolio’s exposure to merger arbitrage investments benefited performance for the reporting period and the Portfolio selectively added to its merger arbitrage positions during the equity market decline in May 2010. We continue to find very selective opportunities in merger arbitrage, although currently we believe that most merger arbitrage investments do not have attractive risk and return profiles.

8	PIMCO Equity Series VIT

Financial Highlights EqS Pathfinder PortfolioTM

Selected Per Share Data for the Period Ended:	04/14/2010-6/30/2010

Institutional Class
Net asset value beginning of period	$10.00
Net investment income (a)	0.07
Net realized/unrealized (loss) on investments	(0.86)
Total (loss) from investment operations	(0.79)
Net asset value end of period	$9.21
Total return	(7.90)%
Net assets end of period (000s)	$2,854
Ratio of expenses to average net assets	1.06	%*
Ratio of expenses to average net assets excluding waivers	1.19	%*
Ratio of expenses to average net assets excluding interest expense and dividends on securities sold short	0.97	%*
Ratio of expenses to average net assets excluding interest expense, dividends on securities sold short and waivers	1.10	%*
Ratio of net investment income to average net assets	3.49	%*
Portfolio turnover rate	7%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Semiannual Report	June 30, 2010	9

Statement of Assets and Liabilities EqS Pathfinder PortfolioTM

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2010

Assets:
Investments, at value	$2,820
Investments in Affiliates, at value	300
Cash	50
Deposits with counterparty	201
Foreign currency, at value	95
Receivable for investments sold	1
Receivable for Portfolio shares sold	8
Interest and dividends receivable	9
Variation margin receivable	8
Unrealized appreciation on foreign currency contracts	4
3,496

Liabilities:
Payable for investments purchased	$17
Payable for short sales	60
Written options outstanding	4
Accrued related party fees	3
Unrealized depreciation on foreign currency contracts	24
108

Net Assets	$3,388

Net Assets Consist of:
Paid in capital	$3,649
Undistributed net investment income	24
Accumulated undistributed net realized gain	126
Net unrealized (depreciation)	(411)
$3,388

Net Assets:
Institutional Class	$2,854
Advisor Class	534

Shares Issued and Outstanding:
Institutional Class	310
Advisor Class	58

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$9.21
Advisor Class	9.21

Cost of Investments Owned	$3,224
Cost of Investments in Affiliates Owned	$300
Cost of Foreign Currency Held	$95
Proceeds Received on Short Sales	$68
Premiums Received on Written Options	$5

10	PIMCO Equity Series VIT	See Accompanying Notes

Statement of Operations EqS Pathfinder PortfolioTM

(Unaudited)

(Amounts in thousands)	Period from April 14, 2010 to June 30, 2010

Investment Income:
Interest	$2
Dividends, net of foreign taxes*	29
Total Income	31

Expenses:
Investment advisory fees	5
Supervisory and administrative fees	3
Total Expenses	8
Waiver by Manager	(1)
Net Expenses	7

Net Investment Income	24

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	3
Net realized gain on futures contracts, written options and swaps	1
Net realized gain on foreign currency transactions	122
Net change in unrealized (depreciation) on investments	(404)
Net change in unrealized appreciation on futures contracts, written options and swaps	5
Net change in unrealized appreciation on securities sold short	8
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(20)
Net (Loss)	(285)

Net (Decrease) in Net Assets Resulting from Operations	$(261)

*Foreign tax withholdings – Dividends	$3

See Accompanying Notes	Semiannual Report	June 30, 2010	11

Statement of Changes in Net Assets EqS Pathfinder PortfolioTM

(Unaudited)

(Amounts in thousands)	Period from April 14, 2010 to June 30, 2010

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$24
Net realized gain	126
Net change in (depreciation)	(411)
Net (decrease) resulting from operations	(261)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	3,400
Advisor Class	599
Cost of shares redeemed
Institutional Class	(307)
Advisor Class	(43)
Net increase resulting from Portfolio share transactions	3,649

Total Increase in Net Assets	3,388

Net Assets:
Beginning of period	0
End of period*	$3,388

*Including undistributed net investment income of:	$24

12	PIMCO Equity Series VIT	See Accompanying Notes

Schedule of Investments EqS Pathfinder PortfolioTM

June 30, 2010 (Unaudited)

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 76.6%

BERMUDA 4.5%

ENERGY 1.7%

Seadrill Ltd.	3,231	$58

FINANCIALS 2.8%

Hiscox Ltd.	6,885	35

Lancashire Holdings Ltd.	8,140	61

		96

Total Bermuda		154

DENMARK 2.9%

CONSUMER STAPLES 1.9%

Carlsberg A/S	871	66

FINANCIALS 1.0%

Jyske Bank A/S (a)	1,136	33

Total Denmark		99

FAEROE ISLANDS 1.5%

CONSUMER STAPLES 0.6%

Bakkafrost P/F (a)	4,024	22

FINANCIALS 0.9%

BankNordik P/F (a)	1,277	29

Total Faeroe Islands		51

FRANCE 11.8%

CONSUMER DISCRETIONARY 2.2%

Eutelsat Communications	1,548	52

JC Decaux S.A. (a)	986	23

		75

CONSUMER STAPLES 5.6%

Danone	1,903	102

L'Oreal S.A.	240	23

Pernod-Ricard S.A.	838	65

		190

ENERGY 1.8%

Bourbon S.A.	582	24

Total S.A.	814	36

		60

FINANCIALS 0.7%

BNP Paribas	463	25

INDUSTRIALS 0.9%

Teleperformance	1,204	30

INFORMATION TECHNOLOGY 0.6%

Gemalto NV	527	20

Total France		400

GERMANY 4.0%

FINANCIALS 1.7%

Deutsche Boerse AG	977	59

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.7%

Rhoen Klinikum AG	1,055	$23

INDUSTRIALS 0.7%

Kloeckner & Co. SE (a)	1,357	24

UTILITIES 0.9%

E.ON AG	1,103	30

Total Germany		136

GUERNSEY, CHANNEL ISLANDS 1.0%

FINANCIALS 1.0%

Resolution Ltd.	35,735	34

Total Guernsey, Channel Islands		34

HONG KONG 1.6%

FINANCIALS 0.9%

First Pacific Co. Ltd.	30,000	20

Guoco Group Ltd.	1,000	10

		30

INDUSTRIALS 0.7%

Jardine Matheson Holdings Ltd.	400	14

Jardine Strategic Holdings Ltd.	500	10

		24

Total Hong Kong		54

ITALY 0.7%

FINANCIALS 0.7%

Intesa Sanpaolo SpA	12,001	24

Total Italy		24

JAPAN 0.9%

INFORMATION TECHNOLOGY 0.9%

Nintendo Co. Ltd.	100	29

Total Japan		29

NETHERLANDS 5.0%

CONSUMER STAPLES 1.8%

CSM	2,020	60

ENERGY 1.2%

Dockwise Ltd. (a)	465	11

Royal Dutch Shell PLC 'A'	1,184	30

		41

TELECOMMUNICATION SERVICES 2.0%

Koninklijke KPN NV	5,241	67

Total Netherlands		168

NORWAY 1.5%

CONSUMER STAPLES 1.0%

Marine Harvest ASA	54,169	36

INDUSTRIALS 0.5%

Orkla ASA	2,536	16

Total Norway		52

	SHARES	MARKET VALUE (000S)
SINGAPORE 1.7%

FINANCIALS 0.8%

Great Eastern Holdings Ltd.	2,000	$25

K-Green Trust (a)	1,000	1

		26

INDUSTRIALS 0.9%

Keppel Corp. Ltd.	5,000	30

Total Singapore		56

SWITZERLAND 5.5%

CONSUMER STAPLES 1.6%

Nestle S.A.	1,090	53

FINANCIALS 2.2%

UBS AG (a)	2,744	37

Zurich Financial Services AG	164	36

		73

HEALTH CARE 0.4%

Alcon, Inc.	100	15

INDUSTRIALS 0.7%

Schindler Holding AG	303	25

MATERIALS 0.6%

Sika AG	12	21

Total Switzerland		187

UNITED KINGDOM 13.2%

CONSUMER STAPLES 7.4%

British American Tobacco PLC	3,797	121

Imperial Tobacco Group PLC	3,678	103

Reckitt Benckiser Group PLC	569	26

		250

ENERGY 2.4%

BP PLC	17,098	82

FINANCIALS 3.4%

Barclays PLC	10,417	41

HSBC Holdings PLC	2,170	20

Lloyds Banking Group PLC (a)	30,730	24

Man Group PLC	9,303	31

		116

Total United Kingdom		448

UNITED STATES 20.8%

CONSUMER STAPLES 6.7%

Altria Group, Inc.	1,933	39

CVS Caremark Corp.	1,458	43

Lorillard, Inc.	807	58

Philip Morris International, Inc.	735	33

Reynolds American, Inc.	599	31

Wal-Mart Stores, Inc.	417	20

		224

See Accompanying Notes	Semiannual Report	June 30, 2010	13

Schedule of Investments  EqS Pathfinder PortfolioTM   (Cont.)

	SHARES	MARKET VALUE (000S)
ENERGY 2.7%

Pride International, Inc. (a)	1,871	$42

Smith International, Inc.	1,334	50

		92

FINANCIALS 7.7%

Alleghany Corp. (a)	140	41

Bank of America Corp.	1,361	20

Berkshire Hathaway, Inc. 'B' (a)	669	53

CBOE Holdings, Inc. (a)	308	10

Columbia Banking System, Inc.	725	13

Northwest Bancshares, Inc.	2,002	23

People's United Financial, Inc.	2,114	29

Washington Federal, Inc.	1,027	17

White Mountains Insurance Group Ltd.	174	56

		262

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.2%

SunPower Corp. 'B' (a)	636	$7

INFORMATION TECHNOLOGY 2.5%

Dell, Inc. (a)	2,715	33

Microsoft Corp.	2,223	51

		84

MATERIALS 1.0%

Airgas, Inc.	546	34

Total United States		703

Total Common Stocks (Cost $3,009)		2,595

EXCHANGE-TRADED FUNDS 4.5%

SPDR Gold Trust	1,257	153

Total Exchange-Traded Funds (Cost $143)		153

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 2.1%

Link REIT	29,000	$72

Total Real Estate Investment Trusts (Cost $72)		72

SHORT-TERM INSTRUMENTS 8.9%

PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 8.9%
	29,986	300

Total Short-Term Instruments (Cost $300)		300

Total Investments 92.1% (Cost $3,524)		$3,120

Written Options (f) (0.1%) (Premiums $5)		(4)

Other Assets and Liabilities (Net) 8.0%		272

Net Assets 100.0%		$3,388

Notes to Schedule of Investments (amounts in thousands*, except number of contracts and shares):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Non-income producing security.
(b)	Affiliated to the Portfolio.
(c)	Cash of $17 has been pledged as collateral for written options on June 30, 2010.
(d)	Cash of $163 has been pledged as collateral for securities sold short as of June 30, 2010.
(e)	Cash of $21 has been pledged as collateral for the following open futures contracts on June 30, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
E-mini S&P 500 Index September Futures	Short	09/2010	(1)	$3
EURO STOXX 50 Index September Futures	Short	09/2010	(6)	2

				$5

(f)	Written options outstanding on June 30, 2010:

Options on Securities
Description	Strike Price		Expiration Date	Notional Amount		Premium	Market Value
Call - OTC BP PLC ADR	GBP	3.100	08/20/2010	GBP	2	$1	$1
Call - OTC BP PLC ADR		3.350	08/20/2010		3	2	1
Call - OTC BP PLC ADR		4.800	08/20/2010		1	1	0
Call - OTC BP PLC ADR		3.900	11/19/2010		2	1	1
Put - CBOE Bank of America Corp.		$15.000	07/17/2010		$1	0	0
Put - CBOE CVS Caremark Corp.		31.000	07/17/2010		0	0	1

						$5	$4

Transactions in written call and put options for the period ended June 30, 2010:

	Notional Amount in $	Notional Amount in GBP	Premium
Balance at 04/14/2010	$0	GBP 0	$0
Sales	1	10	6
Closing Buys	0	(2)	(1)
Expirations	0	0	0
Exercised	0	0	0

Balance at 06/30/2010	$1	GBP 8	$5

14	PIMCO Equity Series VIT	See Accompanying Notes

June 30, 2010 (Unaudited)

(g)	Short sales outstanding on June 30, 2010:

Description	Shares	Proceeds	Market Value
Novartis AG ADR	100	$4	$5
Schlumberger Ltd.	872	57	48
SunPower Corp. ‘A’	572	7	7

		$68	$60

(h)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	CHF	182	07/2010	BCLY	0	(11)	(11)
Buy	DKK	14	07/2010	BCLY	0	0	0
Sell		795	07/2010	BCLY	1	0	1
Buy	EUR	6	07/2010	BCLY	0	0	0
Sell		58	07/2010	BCLY	1	0	1
Sell		573	07/2010	RBS	1	0	1
Buy	GBP	11	07/2010	BCLY	0	0	0
Sell		5	07/2010	BCLY	0	0	0
Sell		1	07/2010	BNP	0	0	0
Sell		369	07/2010	CSFB	0	(11)	(11)
Buy		10	07/2010	JPM	0	0	0
Sell		14	07/2010	JPM	0	(1)	(1)
Sell		34	07/2010	RBS	0	0	0
Buy	HKD	8	07/2010	BCLY	0	0	0
Sell		10	07/2010	CSFB	0	0	0
Buy	JPY	430	07/2010	BCLY	0	0	0
Sell		113	07/2010	BCLY	0	0	0
Sell		2,560	07/2010	CSFB	0	(1)	(1)
Buy		299	07/2010	JPM	0	0	0
Sell		363	07/2010	JPM	0	0	0
Buy		357	07/2010	RBS	0	0	0
Sell		136	07/2010	RBS	0	0	0
Buy	NOK	91	07/2010	BCLY	0	0	0
Sell		602	07/2010	BCLY	1	0	1
Buy		33	07/2010	JPM	0	0	0
Sell	SGD	11	07/2010	BCLY	0	0	0
Buy		20	07/2010	GSC	0	0	0
Sell		8	07/2010	RBS	0	0	0

					$4	$(24)	$(20)

(i)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2010 in valuing the Portfolio’s assets and liabilities:

Category (2)	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 06/30/2010
Common Stocks
Bermuda
Energy	$0	$58	$0	$58
Financials	0	96	0	96
Denmark
Consumer Staples	0	66	0	66
Financials	0	33	0	33
Faeroe Islands
Consumer Staples	22	0	0	22
Financials	0	29	0	29
France
Consumer Discretionary	0	75	0	75
Consumer Staples	0	190	0	190
Energy	0	60	0	60
Financials	0	25	0	25
Industrials	0	30	0	30
Information Technology	0	20	0	20
Germany
Financials	0	59	0	59
Health Care	0	23	0	23
Industrials	0	24	0	24
Utilities	0	30	0	30

See Accompanying Notes	Semiannual Report	June 30, 2010	15

Schedule of Investments  EqS Pathfinder PortfolioTM   (Cont.)

Category (2)	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 06/30/2010
Guernsey, Channel Islands
Financials	34	0	0	34
Hong Kong
Financials	0	30	0	30
Industrials	0	24	0	24
Italy
Financials	0	24	0	24
Japan
Information Technology	0	29	0	29
Netherlands
Consumer Staples	0	60	0	60
Energy	0	41	0	41
Telecommunication Services	0	67	0	67
Norway
Consumer Staples	0	36	0	36
Industrials	0	16	0	16
Singapore
Financials	1	25	0	26
Industrials	0	30	0	30
Switzerland
Consumer Staples	0	53	0	53
Financials	0	73	0	73
Health Care	15	0	0	15
Industrials	0	25	0	25
Materials	0	21	0	21
United Kingdom
Consumer Staples	0	250	0	250
Energy	0	82	0	82
Financials	0	116	0	116
United States
Consumer Staples	224	0	0	224
Energy	92	0	0	92
Financials	262	0	0	262
Industrials	7	0	0	7
Information Technology	84	0	0	84
Materials	34	0	0	34
Exchange-Traded Funds	153	0	0	153
Real Estate Investment Trusts	0	72	0	72
Short-Term Instruments	300	0	0	300

Investments, at value	$1,228	$1,892	$0	$3,120
Short Sales, at value	$(60)	$0	$0	$(60)
Financial Derivative Instruments (4)	$5	$(24)	$0	$(19)

Totals	$1,173	$1,868	$0	$3,041

(1)	See note 2 in the Notes to Financial Statements for additional information.
(2)	Refer to the Schedule of Investments for additional information.
(3)	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
(4)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(j)	Fair Value of Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable(2)	$0	$0	$0	$8	$0	$8
Unrealized appreciation on foreign currency contracts	0	4	0	0	0	4

	$0	$4	$0	$8	$0	$12

Liabilities:
Written options outstanding	$0	$0	$0	$4	$0	$4
Unrealized depreciation on foreign currency contracts	0	24	0	0	0	24

	$0	$24	$0	$4	$0	$28

16	PIMCO Equity Series VIT	See Accompanying Notes

June 30, 2010 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$0	$0	$0	$1	$0	$1
Net realized gain on foreign currency transactions	0	171	0	0	0	171

	$0	$171	$0	$1	$0	$172

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on futures contracts, written options and swaps	$0	$0	$0	$5	$0	$5
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	(20)	0	0	0	(20)

	$0	$(20)	$0	$5	$0	$(15)

(1)	See note 4 in the Notes to Financial Statements for additional information.
(2)	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $5 as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Semiannual Report	June 30, 2010	17

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO EqS Pathfinder PortfolioTM (the “Portfolio”) is a series of the PIMCO Equity Series VIT (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware statutory trust on December 28, 2009. The Portfolio currently offers two classes of shares: Institutional and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

(b) Investment Valuation  For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the managers to be the primary exchange. A foreign equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security will be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign securities that do not trade when the NYSE is open are also valued at fair value. The Portfolio may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares. The Portfolio has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Portfolio for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine the Portfolio’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Portfolio.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

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June 30, 2010 (Unaudited)

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows:

•	Level 1 — Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs, such as relevant indices, currency fluctuations, depository receipts, and futures, as applicable.

•

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees or persons acting at their direction that are used in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update, effective for interim and annual reporting periods beginning after December 15, 2009, requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. The end of period timing recognition is being adopted for the significant transfers between levels of the Portfolio’s assets and liabilities at June 30, 2010. There were no significant transfers into and out of Level 1, 2 and 3 during the period ended June 30, 2010.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends received by real estate investment trust securities may include return of capital. Such distributions reduce the cost basis of the respective securities. Distributions, if any, in excess of the cost basis of the security are recognized as capital gain.

(d) Foreign Currency Translation  Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Portfolio does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividend, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Semiannual Report	June 30, 2010	19

Notes to Financial Statements  (Cont.)

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(g) New Accounting Pronouncement  In January 2010, FASB issued an Accounting Standards Update with respect to fair value measurements and the reconciliation of Level 3 assets and liabilities for interim and annual reporting periods beginning after December 15, 2010. The update requires additional disclosures about purchases, sales, issuances, and settlements in the Level 3 reconciliation of fair value measurements. At this time, management is evaluating the implications of this change and its impact on the financial statements has not been determined.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Short Sales  The Portfolio may engage in short sales for investment and risk management purposes. Short sales are transactions in which the Portfolio sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When the Portfolio engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

5.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a

20	PIMCO Equity Series VIT

June 30, 2010 (Unaudited)

transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

Prime Broker Account Agreements between the Portfolio and selected Prime Brokers govern the considerations and factors surrounding accounts opened for short selling transactions and activities, including, but not limited to, margin, execution, and settlement. The Prime Broker Account Agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.75%.

PIMCO has contractually agreed, until May 1, 2012, to waive a portion of its Investment Advisory Fee equal to 0.13% of average daily net assets. Under the Fee Limitation Agreement, PIMCO is entitled to reimbursement by the Portfolio of any portion of the management fees waived, reduced or reimbursed pursuant to the Fee Limitation Agreement (the “Reimbursement Amount”) during the previous three years, provided that such amount paid to PIMCO will not: 1) together with

Semiannual Report	June 30, 2010	21

Notes to Financial Statements  (Cont.)

any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit: 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The Fee Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation. As of June 30, 2010, the recoverable amount to PIMCO was $894.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares (“class-specific expenses”). The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $10,000, plus $1,500 for each Board of Trustees meeting attended in person, $250 ($375 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $375 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $250. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has also contractually agreed, through May 1, 2011, to reduce total annual operating expenses for each of the Portfolio’s separate classes of shares, by reducing the Portfolio’s supervisory and administrative fee or reimbursing the Portfolio, to the extent that organizational expenses and pro rata Trustees’ fees attributable to a class of shares of the Portfolio exceed 0.0049% of the Portfolio’s average net assets attributable to separate classes of shares. This Expense Limitation Agreement renews annually for a full year unless terminated by PIMCO upon at least 30 days prior notice to the end of the contract term. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. Organizational expenses will be recorded during the year ended December 31, 2010.

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust, series of the PIMCO Funds, PIMCO Equity Series and PIMCO Variable Insurance Trust in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended June 30, 2010 (amounts in thousands):

Market Value 04/14/2010	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 06/30/2010	Dividend Income	Net Capital and Realized Gain
$0	$1,500	$1,200	$0	$300	$0	$0

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June 30, 2010 (Unaudited)

8. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

The Portfolio’s purchases and sales of securities, other than short-term securities and U.S. Government Agency securities for the period ended June 30, 2010, were as follows (amounts in thousands):

Purchases	Sales
$3,296	$181

10.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Period from 04/14/2010 to 06/30/2010
	Shares	Amount

Receipts for shares sold
Institutional Class	342	$3,400
Advisor Class	63	599
Cost of shares redeemed
Institutional Class	(32)	(307)
Advisor Class	(5)	(43)
Net increase resulting from Portfolio share transactions	368	$3,649

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	100	*
Advisor Class	1	98	^

*	PIMCO LLC, a direct subsidiary of Allianz Global Investors of America L.P. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.
^	Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

11.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of Allianz Global Investors of America L.P., and PIMCO Funds, another series of funds managed by PIMCO, are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders — including certain registered investment companies and other funds managed by PIMCO — were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

12.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of June 30, 2010, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

Semiannual Report	June 30, 2010	23

Notes to Financial Statements  (Cont.)

June 30, 2010 (Unaudited)

As of June 30, 2010, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation/(depreciation) of investment securities for federal income tax purposes were as follows (amounts in thousands):

Unrealized Appreciation	Unrealized (Depreciation)		Net Unrealized (Depreciation)
$14		$(418)		$(404)

13.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no additional material events that would require disclosure in the Portfolio’s financial statements.

24	PIMCO Equity Series VIT

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	CSFB	Credit Suisse First Boston	JPM	JPMorgan Chase & Co.
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBS	Royal Bank of Scotland Group PLC

Currency Abbreviations:
CHF	Swiss Franc	GBP	British Pound	NOK	Norwegian Krone
DKK	Danish Krone	HKD	Hong Kong Dollar	SGD	Singapore Dollar
EUR	Euro	JPY	Japanese Yen	USD	United States Dollar

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	OTC	Over-the-Counter

Other Abbreviations:
ADR	American Depositary Receipt	REIT	Real Estate Investment Trust	SPDR	Standard & Poor’s Depository Receipts

Semiannual Report	June 30, 2010	25

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

26	PIMCO Equity Series VIT

Approval of Investment Advisory Contract and Supervision and Administration Agreement

(Unaudited)

On March 30, 2010, the Board of Trustees (the “Board”) of PIMCO Equity Series VIT (the “Trust”), including all of the Independent Trustees, approved the Investment Advisory Contract and Supervision and Administration Agreement (together, with the Investment Advisory Contract, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of the PIMCO EqS Pathfinder PortfolioTM (the “Portfolio”) for an initial two-year term.

The information, material factors and conclusions that formed the basis for the Board’s approval of the Agreements are described below.

1.	Information Received
A.	Materials Reviewed

The Trustees received a variety of materials relating to the services proposed to be provided by PIMCO. The Board reviewed information relating to proposed fund operations, including the Portfolio’s compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services proposed to be provided by PIMCO to the Trust. In considering whether to approve the Agreements, the Board reviewed materials, which included comparative industry data with regard to investment advisory fees and expenses of funds with investment objectives and policies similar to those of the Portfolio. The Board also reviewed material provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board. The Board also reviewed information about the personnel who would be providing investment management and supervisory and administrative services to the Portfolio.

B.	Review Process

In connection with the approval of the Agreements, the Board reviewed written materials prepared by PIMCO, which included, among other things, comparative fee data for funds in the appropriate Lipper, Inc. (“Lipper”) peer group. Lipper is an independent provider of investment company performance and fee and expense data. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel. The Board also heard oral presentations on matters related to the Agreements. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, its Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board noted PIMCO has hired and will seek to hire additional personnel with equity experience, including traders, research analysts and compliance personnel to supplement existing PIMCO personnel. The Board also considered the costs of expanding PIMCO’s current infrastructure to support the operational and compliance needs of an equity fund business. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements are likely to benefit the Portfolio and its shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services to be provided by PIMCO to the Portfolio under the Agreements.

The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO would provide or procure supervisory and administrative services and bears the costs of various third party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and its supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services to be provided by PIMCO would likely benefit the Portfolio and its shareholders.

3.	Investment Performance

As the Portfolio had not yet commenced operations at the time of the Board meeting, the Trustees did not receive nor consider investment performance information for the Portfolio. The Trustees received information about the portfolio managers’ performance record prior to their employment with PIMCO.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for the Portfolio, it considered a number of factors, including the type and complexity of the services to be provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential returns to the Portfolio’s investors.

The Board reviewed the proposed advisory fee, supervisory and administrative fee and estimated total expenses of the Portfolio (each as a percentage of average net assets) and compared such amounts with the average and median fees and expenses of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group Expense Comparison” of comparable funds, as well as the universe of other similar funds. The Board compared the Portfolio’s total expenses to other funds in the Peer Group Expense Comparison provided by Lipper and found the Portfolio’s total expenses to be reasonable. At the time the Board considered the Agreements, PIMCO did not manage any separate accounts with similar investment strategies to the Portfolio; however, the Board did consider the proposed standard separate account fee schedule for this strategy and noted that the Portfolio’s fees compared favorably to this schedule.

Semiannual Report	June 30, 2010	27

Approval of Investment Advisory Contract and Supervision and Administration Agreement (Cont.)

(Unaudited)

The Board also considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO would provide or procure supervisory and administrative services and bear the costs of various third party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the unified supervisory and administrative fee creates fund fees that are fixed, rather than variable. The Board concluded that the Portfolio’s proposed supervisory and administrative fees were reasonable in relation to the value of the services to be provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on fund fees that would be beneficial to the Portfolio and its shareholders. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels, in effect, setting the fees as if the Portfolio was already at scale.

The Board noted that PIMCO had contractually agreed, through May 1, 2012, to reduce its advisory fee by 0.13% of the average daily net assets of the Portfolio. The Board also noted that PIMCO had contractually agreed, through May 1, 2011, to reduce total annual fund operating expenses for each Class of the Portfolio by waiving a portion of its supervisory and administrative fee or reimbursing the Portfolio, to the extent that any organizational expenses and the pro rata share of the Trust’s Trustees’ fees attributable to a Class of the Portfolio exceeds 0.0049% in any year.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and supervisory and administrative fees to be charged by PIMCO, as well as the estimated total expenses of the Portfolio, are reasonable and approval of the Agreements would likely benefit the Portfolio and its shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

As the Portfolio had not yet commenced operations at the time of the Board meeting, information regarding PIMCO’s costs and the profitability of PIMCO’s relationship with the Portfolio was not available.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in the expense ratio due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the supervisory and administrative fee (which, together with the advisory fee, serves as a proxy for the Portfolio’s overall expense ratio). The Trustees considered the investments in infrastructure and operations that PIMCO proposed to make in launching the equity fund business. The Trustees also considered that PIMCO has set the proposed initial fees at comparable levels that reflect PIMCO’s expectation that assets will increase significantly.

The Board concluded that the Portfolio’s proposed cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolio, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolio. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolio, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the Agreements were fair and reasonable to the Portfolio and its shareholders, that the Portfolio’s shareholders would likely receive reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolio, and that the approval of the Agreements was in the best interests of the Portfolio and its shareholders.

28	PIMCO Equity Series VIT

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series VIT.

PIMCO

PESVIT3001 SAR 063010

Share Class	Advisor

Semiannual Report June 30, 2010

PIMCO Equity Series VIT

PIMCO EqS Pathfinder Portfolio™

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series VIT (the “Trust”) prospectus for the Portfolio. Investors should consider the investment objectives, risks, charges and expenses of this Portfolio carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Portfolio’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Portfolio and variable product prospectuses carefully before you invest or send money.

Chairman’s Letter

Dear Shareholder,

We are pleased to provide you with the Semiannual Report for the PIMCO Equity Series VIT covering the PIMCO EqS Pathfinder Portfolio™, our first actively-managed equity mutual fund for segregated accounts of insurance companies, which was launched on April 14, 2010 and is a global deep value strategy.

We established the PIMCO Equity Series VIT as part of PIMCO’s continuing evolution as a provider of global investment solutions to clients across the world. The firm’s time-tested standards of excellence, global investment outlook, intellectual capital and deep resources are guiding our approach to actively-managed equities as we continue to build out our suite of equity strategies.

Our approach to active equity investing focuses on investment strategies where we believe we can add value, rather than seeking to be “all things to all people.” This starts with not being constrained by a traditional equity “style box” approach, nor by a particular geography or region. PIMCO’s insights into the factors that drive the world’s economies and businesses, as well as the firm’s proven capabilities in credit research and risk management across the capital structure, also will serve as important inputs into our equity investing process.

PIMCO EqS Pathfinder Portfolio™ applies the global deep value equity investing expertise of two highly regarded investors, Anne Gudefin and Charles Lahr, and is complemented by PIMCO’s extensive research and investment management capabilities and global platform. Global deep value investing is designed to be a compelling strategy in any market environment and looks to identify undervalued equities, as well as arbitrage and distressed debt opportunities, wherever they exist.

On the following pages of this Semiannual Report are specific details as to the Portfolio’s total return investment performance and a discussion of the factors that affected performance during the reporting period.

Thank you for the trust you have placed in us. We value your trust and will continue to work diligently to meet your broad investment needs.

Sincerely,

Brent R. Harris

Chairman of the Board, PIMCO Equity Series VIT

August 10, 2010

Semiannual Report	June 30, 2010	1

Insights from the Portfolio Managers

Dear Shareholders:

Thank you for your investment in the PIMCO EqS Pathfinder Portfolio™ (the “Portfolio”) that we launched in April of this year. While the life of the Portfolio at PIMCO is short, we have implemented this strategy for many years throughout our careers in managing mutual funds and are confident that we can transition this strategy to the Portfolio (the “PIMCO Pathfinder”). In this letter, we will explain the Portfolio’s approach to investing, how we execute the PIMCO Pathfinder strategy and in a later section discuss the current market, performance and positioning of the Portfolio.

The PIMCO Pathfinder Approach to Investing

Strategy

The PIMCO EqS Pathfinder Portfolio is a global investment vehicle with a deep value bias. It is a diversified and unconstrained approach to seeking attractive risk-adjusted returns that focuses on investing in equities and supplementing returns with distressed debt and merger arbitrage. All of these investment areas are driven by an absolute return philosophy where our aim is to mitigate risk in down markets and participate in up markets, leading to the potential for positive returns and meaningful outperformance compared to equity indices (such as the MSCI World Index) in the medium to long term.

The approach is centered on buying securities that we feel are trading at a price level significantly discounted from their intrinsic value. This is an absolute return philosophy where experience has shown us that the potential to make money is enhanced when we buy assets at a depressed valuation with very low expectations built into the price of the stock and the potential to lose money is mitigated when buying an asset cheaply rather than buying an asset expensively. This discipline aids us in our effort to deliver resilient returns to our investors in an investment world where winning by not losing is the rule.

Being indifferent to what is contained in a benchmark is a natural extension of this absolute return philosophy. We have no interest in owning many of the well known stocks trading around the world that are priced at fair value and even less interest if they are trading at a premium to fair value. Our interest lies in identifying stocks that trade at a substantial discount to their intrinsic value, with the potential to exhibit meaningful upside with relatively little downside. Our search for value goes beyond many of the large cap indices in different countries and can often lead us to investments that are relatively unknown to most investors. In fact, this is often where we find the most intriguing investment opportunities.

Investing Principles

The realization of a strategy focused on delivering upside potential while mitigating downside risk can often take the PIMCO EqS Pathfinder Portfolio into areas that may be unconventional for a typical mutual fund. However, we believe that this approach is a sensible way to pursue wealth creation for our investors over time. Here are 9 principles that should help new investors better understand our investment approach:

1.	Within our equity holdings, our focus on bottom-up stock selection is all-encompassing; industry, market capitalization and country weightings are residual outcomes of our security selection process.

2.	The equities market frequently misprices both quality and distress. As such, we have a bias both for high-quality management teams of companies with “wide moats” and competitive advantages as well as for situations so distressed that consensus is uniformly negative.

3.	We primarily invest in the equity of businesses we believe are undervalued. We view ourselves as long-term investors, however, we intend to adhere to our buy and sell discipline regardless of how long we’ve owned the position if it helps us achieve the investment objective of the Portfolio.

4.	Diversification is important to us and may help guard against unexpected business-specific events to the downside. (Of course, diversification does not guarantee a profit or protect against loss.)

5.	Our adherence to our buy and sell discipline may not only help to protect investors’ returns, but may also lead to the accumulation of cash balances accruing in the portfolio. If there are no investments that fit our investment criteria, we tend to be content to wait for future uncertainty and the volatility of the markets to create attractive opportunities.

6.	Merger arbitrage investing is an area in which we seek to deliver uncorrelated equity-like returns, while minimizing downside risk. Hence, we focus primarily upon likely conservative, industrially-driven mergers in Western economies with predictable legal frameworks. We do not intend to use leverage and shun speculating on deals. We believe this is an excellent way for us to seek attractive returns on the Portfolio’s cash balances, which might otherwise be earning relatively low yields in today’s low interest rate environment. (Note that investments in companies engaged in mergers, reorganizations or liquidations may involve special risks as pending deals may not be completed on time or on favorable terms.)

7.

Distressed debt investing is a natural extension of our fundamental deep value approach to equity investing. We seek opportunities ranging from bankruptcies and reorganizations to other special situations that may offer our investors the potential for compelling upside with limited downside. (Please note that investing in distressed

2	PIMCO Equity Series VIT

(Unaudited)

companies (both debt and equity) is speculative and may be subject to greater levels of credit, issuer and liquidity risks, and the repayment of default obligations contains significant uncertainties; such companies may be engaged in restructurings or bankruptcy proceedings.)

8.	Avoiding downside potential is paramount to the PIMCO Pathfinder approach. We believe one of our most effective means to manage downside potential is intensive bottom-up fundamental research. We also seek to avoid the worst case scenario when making an investment.

9.	Other tools we have used include instruments intended to hedge market and currency risks as well as the intelligent application of our investment approach to different asset classes. Gold is one example of an investment to which we are exposed that may help hedge against any number of extreme scenarios that could negatively impact performance of the Portfolio.

These principles have been part of our approach throughout our investment career and they certainly resonate with our personal views. In addition, we are particularly optimistic regarding the ability of PIMCO to enhance our approach given PIMCO’s deep levels of expertise in risk management, currencies, credit and cash management. Since coming to PIMCO, we have found ourselves in the company of highly regarded experts in the areas mentioned above as well as in central bank policy, politics and fixed income markets. While these are not drivers of our bottom-up approach, they are highly valued inputs that we think will lead to a result consistent with the goals of the Portfolio. In addition, while the Portfolio is not managed specifically for tax efficiency, our long-term focus may enhance the tax-efficiency of the Portfolio as well as minimize transaction costs.

Managers’ Discussion & Performance Overview

This first period of performance for the PIMCO EqS Pathfinder Portfolio has been one where broader equity markets have dropped substantially and bond markets have rallied in a flight-to-safety. Driving much of the market sentiment was a combination of sovereign debt concerns in the periphery of Europe as well as the potential for deflation in the United States as the effects from government stimulus abate.

In the U.S., economic news continued to be weak with poor unemployment numbers, a negative revision to Q1 GDP growth, and very weak housing data. The unemployment rate in the U.S. remained persistently high at 9.7% and the number of people unemployed for 27 weeks or more rose as a percentage of all jobless, to a record 46.0% (Source: Bloomberg). Two of the more recent disappointing data points were much weaker than expected existing home sales and the lowest number of monthly new home sales ever recorded, indicating how feeble the U.S. housing market recovery remains. The consumer price index (CPI) fell modestly at the end of the time period and year over year prices are just slightly higher by a relatively benign 2.0%.

In Europe, the economies of Germany, France and the United Kingdom continued to be sluggish as the Greek debt crisis lingered and related sovereign debt concerns persisted. However, in most of Asia growth remained solid, particularly so in Indonesia and China.

Given the disappointing economic news in the developed countries, equities in general were volatile during the period, and particularly so for the banks and major financials. For the period since inception of the Portfolio on April 14, 2010 to the end of the reporting period on June 30, 2010, the S&P 500 Index declined by 14.50% and the S&P Financials Index declined by 19.01%. In global equity markets, the MSCI World Index declined by 15.45% and the MSCI EAFE Index declined by 16.20% for the same period as risk assets adjusted to disappointing economic data, which dampened expectations for a strong economic recovery.

Against this backdrop, the Portfolio (Advisor Class shares) declined 7.90% (after fees and expenses) for the period since inception on April 14, 2010 to the end of the reporting period on June 30, 2010. Although the Portfolio exhibited negative absolute performance for the reporting period, it outperformed its benchmark, the MSCI World Index, by 755 basis points.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco-funds.com/vit or by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.89% for Advisor Class shares.

Among the stocks which contributed to performance were the Portfolio’s holdings in Link REIT, Lancashire Holdings, and a merger arbitrage opportunity in Alcon. The Link REIT is the largest retail property owner in Hong Kong, owning shopping malls and car parks, which were previously owned by the

Semiannual Report	June 30, 2010	3

Insights from the Portfolio Managers (Cont.)

Hong Kong Housing Authority. In our view the business model is somewhat economically defensive as the properties are located near housing estates and cater to the daily needs of those residents: supermarkets, drugstores, and casual dining.

The Link REIT reported strong results for its fiscal year ending in March 2010. Through continuous property renovation and enhancement of its assets, the Link REIT increased occupancy to over 90% of the available square footage, and through rent increases, the Link REIT was able to increase revenues by 10%. Cost reduction efforts also continued to bear fruit with a 10% decrease in the cost/income ratio and the sum of all these efforts translated into a 15% increase in the dividend. The full year results were released in early June and a re-rating of the stock followed. Asset enhancements continue and the dividend yield of the Link REIT was 5.0% on June 30, 2010.

Lancashire Holdings, a specialty insurer domiciled in Bermuda, performed well over the reporting period as the market gained comfort with the performance of the company during a period of losses from the Chile earthquake earlier in the year. Lancashire Holdings expects a cost of between $65 million to $125 million, which we believe would be an absorbable event and likely validate their risk models. In addition, the company’s energy business, which is 29% of premiums, may benefit if there is a hardening of rates due to the Gulf oil spill. We believe the stock continues to offer excellent value as it traded at a discount to book value at the end of the period and has produced almost a 20% return on equity (ROE) over the last five years with a policy of capital return to shareholders.

Alcon is the target of an unsolicited all-stock bid by Novartis, which will control 77% of Alcon shares when it completes the purchase of Nestlé’s 52% stake in the company, if completed as announced. An independent committee of Alcon directors has rejected Novartis’ offer as inadequate and Alcon’s stock has consistently traded above the value of the Novartis offer in anticipation of an improvement in terms. We believe that 100% ownership of Alcon would likely allow Novartis to fully realize the synergies of this combination; however, to accomplish this goal we believe they will need to significantly improve their bid to garner the favor of the independent directors and minority shareholders.

Weakness in Novartis’ stock price and the Swiss Franc led to a decline in Alcon’s share price in late May, providing the Portfolio with what we believe to be an attractive opportunity to purchase Alcon stock. The position has been a positive contributor to Portfolio performance since the Portfolio’s inception largely due to the Portfolio’s decision to only partially offset the long exposure in

Alcon stock with short exposure to Novartis stock. Novartis stock, which appreciated 7.5% during the month of June, correspondingly lifted the value of Alcon stock due to the fixed stock consideration.

Additional positive contributors to performance came from the Portfolio’s hedging strategies, including the Portfolio’s exposure to market index puts, financial sector puts and gold. Also, as the Portfolio held just slightly more than 20% of its assets in cash equivalents at the end of June 2010, its cash holding contributed positively to performance on both an absolute and relative basis.

Unfortunately we also owned positions which detracted from Portfolio performance. This included holdings in Barclays, Microsoft, and Seadrill.

Holdings in Barclays, a universal bank in the U.K., detracted from performance over the reporting period. In our opinion, this was likely due to market fears over the effects of European sovereign debt issues as well as the perception of an increasing probability of a double dip recession. However, we believe the stock offers good value as it closed the reporting period at close to a 20% discount to its tangible book value and may offer the prospect of a mid-teen ROE, even after allowing for conservative business normalization assumptions.

The stock price of Microsoft, the largest software company in the world, declined over the reporting period as concerns over the company’s future profitability manifested. As the earnings multiple on the stock approached 10x forward earnings, we continued to find the stock offering interesting value due to future prospects of growing cash generation and stability of earnings.

Seadrill is one of the leading operators of deepwater semi-submersibles and jack-up rigs for the offshore drilling market. Over the reporting period under review, we believe that the shares of Seadrill reacted negatively to a number of factors including: declining oil prices, Seadrill’s offer for Scorpion Offshore Ltd., disappointing first quarter operating results, concerns in general about offshore drillers given the current problems in the Gulf of Mexico, and overall volatility in the equity markets.

Seadrill is quite representative of our investment thought process and is a good example to present in more detail. In our view, the price of Seadrill’s stock is ignoring the longer-term, secular growth we expect to see in the deep water market. Per industry research reports, oil production from deepwater is expected to increase from 9% of oil production to almost 12% by 2015. While the Gulf of Mexico oil spill and the drilling moratorium have created doubts on the future of deepwater drilling, we believe that this ignores the likelihood that safety

4	PIMCO Equity Series VIT

(Unaudited)

standards will be tightened, which may benefit more established operators like Seadrill. Also according to industry research reports, demand for deepwater rigs at Seadrill, which has the youngest fleet in the industry, comes mainly from National Oil Companies (NOC) and such demand is expected to represent 80% of the incremental oil production by 2030. Companies like Petrobras have recently announced that their investments over the period 2010-2014 would increase by 28% compared to the previous period and would concentrate mainly on deep water exploration, further supporting the case. With this as a backdrop, the stock is now priced at less than eight times forward earnings with a dividend yield of 10% as of June 30, 2010.

Although the market environment for the last few months has been negative overall, volatility is often the friend of the long-term value investor as it generally presents investments at attractive entry prices. With a comfortable position in cash, we continue to ply our craft and are ready for those opportunities. At the end of the reporting period, the Portfolio held approximately 18% in cash equivalents, approximately 77% in equities we believe are undervalued, slightly more than 3% (measured by the long side only) in merger arbitrage investments, and held the remaining balance of the portfolio in currency and market risk hedges. The Portfolio was also heavily hedged to the U.S. dollar at the end of the reporting period.

We thank you for your display of confidence and for your investment in the Portfolio.

Sincerely,

Anne Gudefin, CFA	Charles Lahr, CFA

PIMCO EqS Pathfinder Portfolio, Co-Portfolio Managers

Top Ten Holdings1

SPDR Gold Trust	4.9%
British American Tobacco PLC	3.9%
Imperial Tobacco Group PLC	3.3%
Danone	3.3%
BP PLC	2.6%
Link REIT	2.3%
Koninklijke KPN NV	2.1%
Carlsberg A/S	2.1%
Pernod-Ricard S.A.	2.1%
Lancashire Holdings Ltd.	1.9%

[1]	% of Total Investments as of 06/30/10. Top Ten Holdings solely reflect long positions. Securities sold short, derivatives, and short-term instruments are not taken into consideration.

Geographic Breakdown2

United States	27.4%
United Kingdom	14.4%
France	12.8%
Switzerland	6.0%
Netherlands	5.4%
Bermuda	4.9%
Germany	4.4%
Hong Kong	4.0%
Denmark	3.2%
Singapore	1.8%
Norway	1.7%
Faeroe Islands	1.6%
Guernsey, Channel Islands	1.1%
Japan	0.9%
Italy	0.8%
Short-Term Instruments	9.6%

[2]	% of Total Investments as of 06/30/10.

Semiannual Report	June 30, 2010	5

Important Information About the Portfolio

PIMCO Equity Series VIT (the “Trust”) is an open-end management investment company currently consisting of one investment portfolio, the PIMCO EqS Pathfinder PortfolioTM (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Portfolio’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value and cash flow and earnings estimates.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: equity risk, value investing risk, foreign (non-U.S.) investment risk, emerging markets risk, market risk, issuer risk, interest rate risk, credit risk, high yield and distressed company risk, currency risk, liquidity risk, leveraging risk, management risk, small-cap and mid-cap company risk, arbitrage risk, derivatives risk and short sale risk. A complete description of these risks and other risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leverage risk, mispricing or improper valuation risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. The Portfolio could lose more than the principal amount invested in these derivative instruments.

On the Performance Summary page in this Semiannual Report, the Cumulative Total Return table measures performance assuming that any dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held from its inception through June 30th, are available without charge, upon request, by calling the Trust at 1-800-927-4648, on the Portfolio’s website at www.pimco-funds.com/vit, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files a complete schedule of the Portfolio’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q, once available, will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. The Portfolio’s Form N-Q will also be available without charge, upon request, by calling the Trust at 1-800-927-4648 and on the Portfolio’s website at www.pimco-funds.com/vit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

6	PIMCO Equity Series VIT

(Unaudited)

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (Advisor Class only), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, from April 14, 2010 (the date the Portfolio commenced operations) to June 30, 2010.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

Semiannual Report	June 30, 2010	7

PIMCO EqS Pathfinder Portfolio™

Allocation Breakdown‡

United States	22.5%
United Kingdom	14.4%
France	12.8%
Short-Term Instruments	9.6%
Switzerland	6.0%
Netherlands	5.4%
Other	29.3%
‡	% of Total Investments as of 06/30/10

A line graph is not included since the Portfolio has less than six months of performance.

Cumulative Total Return for the period ended June 30, 2010

Portfolio Inception (04/14/10)
PIMCO EqS Pathfinder Portfolio™ Advisor Class	-7.90%
MSCI World Index	-15.45%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and principal value will fluctuate so the Portfolio shares when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.pimco-funds.com/vit or by calling (800) 927-4648. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.89% for Advisor Class shares.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010 the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index represents the unhedged performance of the constituent stocks, in US dollars. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual Performance	Hypothetical Performance††
		(5% return before expenses)
Beginning Account Value (04/14/10)	$1,000.00	$1,000.00
Ending Account Value (06/30/10)	$921.00	$1,018.35
Expenses Paid During Period†	$2.63	$6.51

† Expenses are equal to the Portfolio’s Advisor Class net annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 77/365 (to reflect the period since the Portfolio commenced operations on 04/14/10). The annualized expense ratio of 1.30% reflects net annualized expenses after application of expense waiver of 0.13%. The Portfolio’s hypothetical expenses reflect an amount as if the Portfolio had been operational for the entire fiscal half year. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

†† Hypothetical Performance reflects a beginning account value as of 01/01/10.

Please refer to page 7 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO EqS Pathfinder Portfolio™ seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Portfolio’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value, cash flow and earnings estimates.

»

The Portfolio commenced operations on April 14, 2010. From the period since inception through the end of the reporting period on June 30, 2010, the Portfolio declined 7.90% after fees. During this period, the Portfolio’s benchmark index, the MSCI World Index, declined 15.45%, and the Portfolio outperformed its benchmark index by 755 basis points. For comparison purposes, the S&P 500 Index declined 14.50% during the same time period.

»

The Portfolio’s exposure to a life insurance company, an exchange operator, and a Hong Kong based real estate investment trust, benefited performance as these positions experienced positive performance for the period. Exposure to a non-alcoholic beverage bottler and distributor and a construction materials manufacturer also contributed positively to performance.

»

Stock selection in the energy sector (particularly exposure to major multinational integrated oil companies), a few European based banks and global financial services companies, a European utility company, and a large U.S. based software company, were among the major detractors from performance for the period.

»

The Fund may engage in a merger arbitrage strategy that seeks to capture the spread between the current price of the company being acquired and its ultimate take over price. The Portfolio’s exposure to merger arbitrage investments benefited performance for the reporting period and the Portfolio selectively added to its merger arbitrage positions during the equity market decline in May 2010. We continue to find very selective opportunities in merger arbitrage, although currently we believe that most merger arbitrage investments do not have attractive risk and return profiles.

8	PIMCO Equity Series VIT

Financial Highlights EqS Pathfinder PortfolioTM

Selected Per Share Data for the Period Ended:	04/14/2010-6/30/2010

Advisor Class
Net asset value beginning of period	$10.00
Net investment income (a)	0.06
Net realized/unrealized (loss) on investments	(0.85)
Total (loss) from investment operations	(0.79)
Net asset value end of period	$9.21
Total return	(7.90)%
Net assets end of period (000s)	$534
Ratio of expenses to average net assets	1.30	%*
Ratio of expenses to average net assets excluding waivers	1.43	%*
Ratio of expenses to average net assets excluding interest expense and dividends on securities sold short	1.22	%*
Ratio of expenses to average net assets excluding interest expense, dividends on securities sold short and waivers	1.35	%*
Ratio of net investment income to average net assets	3.08	%*
Portfolio turnover rate	7%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	Semiannual Report	June 30, 2010	9

Statement of Assets and Liabilities EqS Pathfinder PortfolioTM

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2010

Assets:
Investments, at value	$2,820
Investments in Affiliates, at value	300
Cash	50
Deposits with counterparty	201
Foreign currency, at value	95
Receivable for investments sold	1
Receivable for Portfolio shares sold	8
Interest and dividends receivable	9
Variation margin receivable	8
Unrealized appreciation on foreign currency contracts	4
3,496

Liabilities:
Payable for investments purchased	$17
Payable for short sales	60
Written options outstanding	4
Accrued related party fees	3
Unrealized depreciation on foreign currency contracts	24
108

Net Assets	$3,388

Net Assets Consist of:
Paid in capital	$3,649
Undistributed net investment income	24
Accumulated undistributed net realized gain	126
Net unrealized (depreciation)	(411)
$3,388

Net Assets:
Institutional Class	$2,854
Advisor Class	534

Shares Issued and Outstanding:
Institutional Class	310
Advisor Class	58

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$9.21
Advisor Class	9.21

Cost of Investments Owned	$3,224
Cost of Investments in Affiliates Owned	$300
Cost of Foreign Currency Held	$95
Proceeds Received on Short Sales	$68
Premiums Received on Written Options	$5

10	PIMCO Equity Series VIT	See Accompanying Notes

Statement of Operations EqS Pathfinder PortfolioTM

(Unaudited)

(Amounts in thousands)	Period from April 14, 2010 to June 30, 2010

Investment Income:
Interest	$2
Dividends, net of foreign taxes*	29
Total Income	31

Expenses:
Investment advisory fees	5
Supervisory and administrative fees	3
Total Expenses	8
Waiver by Manager	(1)
Net Expenses	7

Net Investment Income	24

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	3
Net realized gain on futures contracts, written options and swaps	1
Net realized gain on foreign currency transactions	122
Net change in unrealized (depreciation) on investments	(404)
Net change in unrealized appreciation on futures contracts, written options and swaps	5
Net change in unrealized appreciation on securities sold short	8
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(20)
Net (Loss)	(285)

Net (Decrease) in Net Assets Resulting from Operations	$(261)

*Foreign tax withholdings – Dividends	$3

See Accompanying Notes	Semiannual Report	June 30, 2010	11

Statement of Changes in Net Assets EqS Pathfinder PortfolioTM

(Unaudited)

(Amounts in thousands)	Period from April 14, 2010 to June 30, 2010

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$24
Net realized gain	126
Net change in (depreciation)	(411)
Net (decrease) resulting from operations	(261)

Portfolio Share Transactions:
Receipts for shares sold
Institutional Class	3,400
Advisor Class	599
Cost of shares redeemed
Institutional Class	(307)
Advisor Class	(43)
Net increase resulting from Portfolio share transactions	3,649

Total Increase in Net Assets	3,388

Net Assets:
Beginning of period	0
End of period*	$3,388

*Including undistributed net investment income of:	$24

12	PIMCO Equity Series VIT	See Accompanying Notes

Schedule of Investments EqS Pathfinder PortfolioTM

June 30, 2010 (Unaudited)

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 76.6%

BERMUDA 4.5%

ENERGY 1.7%

Seadrill Ltd.	3,231	$58

FINANCIALS 2.8%

Hiscox Ltd.	6,885	35

Lancashire Holdings Ltd.	8,140	61

		96

Total Bermuda		154

DENMARK 2.9%

CONSUMER STAPLES 1.9%

Carlsberg A/S	871	66

FINANCIALS 1.0%

Jyske Bank A/S (a)	1,136	33

Total Denmark		99

FAEROE ISLANDS 1.5%

CONSUMER STAPLES 0.6%

Bakkafrost P/F (a)	4,024	22

FINANCIALS 0.9%

BankNordik P/F (a)	1,277	29

Total Faeroe Islands		51

FRANCE 11.8%

CONSUMER DISCRETIONARY 2.2%

Eutelsat Communications	1,548	52

JC Decaux S.A. (a)	986	23

		75

CONSUMER STAPLES 5.6%

Danone	1,903	102

L'Oreal S.A.	240	23

Pernod-Ricard S.A.	838	65

		190

ENERGY 1.8%

Bourbon S.A.	582	24

Total S.A.	814	36

		60

FINANCIALS 0.7%

BNP Paribas	463	25

INDUSTRIALS 0.9%

Teleperformance	1,204	30

INFORMATION TECHNOLOGY 0.6%

Gemalto NV	527	20

Total France		400

GERMANY 4.0%

FINANCIALS 1.7%

Deutsche Boerse AG	977	59

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.7%

Rhoen Klinikum AG	1,055	$23

INDUSTRIALS 0.7%

Kloeckner & Co. SE (a)	1,357	24

UTILITIES 0.9%

E.ON AG	1,103	30

Total Germany		136

GUERNSEY, CHANNEL ISLANDS 1.0%

FINANCIALS 1.0%

Resolution Ltd.	35,735	34

Total Guernsey, Channel Islands		34

HONG KONG 1.6%

FINANCIALS 0.9%

First Pacific Co. Ltd.	30,000	20

Guoco Group Ltd.	1,000	10

		30

INDUSTRIALS 0.7%

Jardine Matheson Holdings Ltd.	400	14

Jardine Strategic Holdings Ltd.	500	10

		24

Total Hong Kong		54

ITALY 0.7%

FINANCIALS 0.7%

Intesa Sanpaolo SpA	12,001	24

Total Italy		24

JAPAN 0.9%

INFORMATION TECHNOLOGY 0.9%

Nintendo Co. Ltd.	100	29

Total Japan		29

NETHERLANDS 5.0%

CONSUMER STAPLES 1.8%

CSM	2,020	60

ENERGY 1.2%

Dockwise Ltd. (a)	465	11

Royal Dutch Shell PLC 'A'	1,184	30

		41

TELECOMMUNICATION SERVICES 2.0%

Koninklijke KPN NV	5,241	67

Total Netherlands		168

NORWAY 1.5%

CONSUMER STAPLES 1.0%

Marine Harvest ASA	54,169	36

INDUSTRIALS 0.5%

Orkla ASA	2,536	16

Total Norway		52

	SHARES	MARKET VALUE (000S)
SINGAPORE 1.7%

FINANCIALS 0.8%

Great Eastern Holdings Ltd.	2,000	$25

K-Green Trust (a)	1,000	1

		26

INDUSTRIALS 0.9%

Keppel Corp. Ltd.	5,000	30

Total Singapore		56

SWITZERLAND 5.5%

CONSUMER STAPLES 1.6%

Nestle S.A.	1,090	53

FINANCIALS 2.2%

UBS AG (a)	2,744	37

Zurich Financial Services AG	164	36

		73

HEALTH CARE 0.4%

Alcon, Inc.	100	15

INDUSTRIALS 0.7%

Schindler Holding AG	303	25

MATERIALS 0.6%

Sika AG	12	21

Total Switzerland		187

UNITED KINGDOM 13.2%

CONSUMER STAPLES 7.4%

British American Tobacco PLC	3,797	121

Imperial Tobacco Group PLC	3,678	103

Reckitt Benckiser Group PLC	569	26

		250

ENERGY 2.4%

BP PLC	17,098	82

FINANCIALS 3.4%

Barclays PLC	10,417	41

HSBC Holdings PLC	2,170	20

Lloyds Banking Group PLC (a)	30,730	24

Man Group PLC	9,303	31

		116

Total United Kingdom		448

UNITED STATES 20.8%

CONSUMER STAPLES 6.7%

Altria Group, Inc.	1,933	39

CVS Caremark Corp.	1,458	43

Lorillard, Inc.	807	58

Philip Morris International, Inc.	735	33

Reynolds American, Inc.	599	31

Wal-Mart Stores, Inc.	417	20

		224

See Accompanying Notes	Semiannual Report	June 30, 2010	13

Schedule of Investments EqS Pathfinder PortfolioTM   (Cont.)

	SHARES	MARKET VALUE (000S)
ENERGY 2.7%

Pride International, Inc. (a)	1,871	$42

Smith International, Inc.	1,334	50

		92

FINANCIALS 7.7%

Alleghany Corp. (a)	140	41

Bank of America Corp.	1,361	20

Berkshire Hathaway, Inc. 'B' (a)	669	53

CBOE Holdings, Inc. (a)	308	10

Columbia Banking System, Inc.	725	13

Northwest Bancshares, Inc.	2,002	23

People's United Financial, Inc.	2,114	29

Washington Federal, Inc.	1,027	17

White Mountains Insurance Group Ltd.	174	56

		262

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.2%

SunPower Corp. 'B' (a)	636	$7

INFORMATION TECHNOLOGY 2.5%

Dell, Inc. (a)	2,715	33

Microsoft Corp.	2,223	51

		84

MATERIALS 1.0%

Airgas, Inc.	546	34

Total United States		703

Total Common Stocks (Cost $3,009)		2,595

EXCHANGE-TRADED FUNDS 4.5%

SPDR Gold Trust	1,257	153

Total Exchange-Traded Funds (Cost $143)		153

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 2.1%

Link REIT	29,000	$72

Total Real Estate Investment Trusts (Cost $72)		72

SHORT-TERM INSTRUMENTS 8.9%

PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 8.9%
	29,986	300

Total Short-Term Instruments (Cost $300)		300

Total Investments 92.1% (Cost $3,524)		$3,120

Written Options (f) (0.1%) (Premiums $5)		(4)

Other Assets and Liabilities (Net) 8.0%		272

Net Assets 100.0%		$3,388

Notes to Schedule of Investments (amounts in thousands*, except number of contracts and shares):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Non-income producing security.
(b)	Affiliated to the Portfolio.
(c)	Cash of $17 has been pledged as collateral for written options on June 30, 2010.
(d)	Cash of $163 has been pledged as collateral for securities sold short as of June 30, 2010.
(e)	Cash of $21 has been pledged as collateral for the following open futures contracts on June 30, 2010:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
E-mini S&P 500 Index September Futures	Short	09/2010	(1)	$3
EURO STOXX 50 Index September Futures	Short	09/2010	(6)	2

				$5

(f)	Written options outstanding on June 30, 2010:

Options on Securities
Description	Strike Price		Expiration Date	Notional Amount		Premium	Market Value
Call - OTC BP PLC ADR	GBP	3.100	08/20/2010	GBP	2	$1	$1
Call - OTC BP PLC ADR		3.350	08/20/2010		3	2	1
Call - OTC BP PLC ADR		4.800	08/20/2010		1	1	0
Call - OTC BP PLC ADR		3.900	11/19/2010		2	1	1
Put - CBOE Bank of America Corp.		$15.000	07/17/2010		$1	0	0
Put - CBOE CVS Caremark Corp.		31.000	07/17/2010		0	0	1

						$5	$4

Transactions in written call and put options for the period ended June 30, 2010:

	Notional Amount in $	Notional Amount in GBP	Premium
Balance at 04/14/2010	$0	GBP 0	$0
Sales	1	10	6
Closing Buys	0	(2)	(1)
Expirations	0	0	0
Exercised	0	0	0

Balance at 06/30/2010	$1	GBP 8	$5

14	PIMCO Equity Series VIT	See Accompanying Notes

June 30, 2010 (Unaudited)

(g)	Short sales outstanding on June 30, 2010:

Description	Shares	Proceeds	Market Value
Novartis AG ADR	100	$4	$5
Schlumberger Ltd.	872	57	48
SunPower Corp. ‘A’	572	7	7

		$68	$60

(h)	Foreign currency contracts outstanding on March 31, 2010:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	CHF	182	07/2010	BCLY	0	(11)	(11)
Buy	DKK	14	07/2010	BCLY	0	0	0
Sell		795	07/2010	BCLY	1	0	1
Buy	EUR	6	07/2010	BCLY	0	0	0
Sell		58	07/2010	BCLY	1	0	1
Sell		573	07/2010	RBS	1	0	1
Buy	GBP	11	07/2010	BCLY	0	0	0
Sell		5	07/2010	BCLY	0	0	0
Sell		1	07/2010	BNP	0	0	0
Sell		369	07/2010	CSFB	0	(11)	(11)
Buy		10	07/2010	JPM	0	0	0
Sell		14	07/2010	JPM	0	(1)	(1)
Sell		34	07/2010	RBS	0	0	0
Buy	HKD	8	07/2010	BCLY	0	0	0
Sell		10	07/2010	CSFB	0	0	0
Buy	JPY	430	07/2010	BCLY	0	0	0
Sell		113	07/2010	BCLY	0	0	0
Sell		2,560	07/2010	CSFB	0	(1)	(1)
Buy		299	07/2010	JPM	0	0	0
Sell		363	07/2010	JPM	0	0	0
Buy		357	07/2010	RBS	0	0	0
Sell		136	07/2010	RBS	0	0	0
Buy	NOK	91	07/2010	BCLY	0	0	0
Sell		602	07/2010	BCLY	1	0	1
Buy		33	07/2010	JPM	0	0	0
Sell	SGD	11	07/2010	BCLY	0	0	0
Buy		20	07/2010	GSC	0	0	0
Sell		8	07/2010	RBS	0	0	0

					$4	$(24)	$(20)

(i)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2010 in valuing the Portfolio’s assets and liabilities:

Category (2)	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 06/30/2010
Common Stocks
Bermuda
Energy	$0	$58	$0	$58
Financials	0	96	0	96
Denmark
Consumer Staples	0	66	0	66
Financials	0	33	0	33
Faeroe Islands
Consumer Staples	22	0	0	22
Financials	0	29	0	29
France
Consumer Discretionary	0	75	0	75
Consumer Staples	0	190	0	190
Energy	0	60	0	60
Financials	0	25	0	25
Industrials	0	30	0	30
Information Technology	0	20	0	20
Germany
Financials	0	59	0	59
Health Care	0	23	0	23
Industrials	0	24	0	24
Utilities	0	30	0	30

See Accompanying Notes	Semiannual Report	June 30, 2010	15

Schedule of Investments EqS Pathfinder PortfolioTM   (Cont.)

Category (2)	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 06/30/2010
Guernsey, Channel Islands
Financials	$34	$0	$0	$34
Hong Kong
Financials	0	30	0	30
Industrials	0	24	0	24
Italy
Financials	0	24	0	24
Japan
Information Technology	0	29	0	29
Netherlands
Consumer Staples	0	60	0	60
Energy	0	41	0	41
Telecommunication Services	0	67	0	67
Norway
Consumer Staples	0	36	0	36
Industrials	0	16	0	16
Singapore
Financials	1	25	0	26
Industrials	0	30	0	30
Switzerland
Consumer Staples	0	53	0	53
Financials	0	73	0	73
Health Care	15	0	0	15
Industrials	0	25	0	25
Materials	0	21	0	21
United Kingdom
Consumer Staples	0	250	0	250
Energy	0	82	0	82
Financials	0	116	0	116
United States
Consumer Staples	224	0	0	224
Energy	92	0	0	92
Financials	262	0	0	262
Industrials	7	0	0	7
Information Technology	84	0	0	84
Materials	34	0	0	34
Exchange-Traded Funds	153	0	0	153
Real Estate Investment Trusts	0	72	0	72
Short-Term Instruments	300	0	0	300

Investments, at value	$1,228	$1,892	$0	$3,120
Short Sales, at value	$(60)	$0	$0	$(60)
Financial Derivative Instruments (4)	$5	$(24)	$0	$(19)

Totals	$1,173	$1,868	$0	$3,041

(1)	See note 2 in the Notes to Financial Statements for additional information.
(2)	Refer to the Schedule of Investments for additional information.
(3)	Represents the sum of all other categories of investments with fair values less than 5% of net assets to the extent the sum of all other individual categories of investments does not exceed 10% of net assets.
(4)	Financial derivative instruments may include open futures contracts, swap contracts, written options, and foreign currency contracts.

(j)	Fair Value of Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio’s derivative instruments categorized by risk exposure:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets:
Variation margin receivable(2)	$0	$0	$0	$8	$0	$8
Unrealized appreciation on foreign currency contracts	0	4	0	0	0	4

	$0	$4	$0	$8	$0	$12

Liabilities:
Written options outstanding	$0	$0	$0	$4	$0	$4
Unrealized depreciation on foreign currency contracts	0	24	0	0	0	24

	$0	$24	$0	$4	$0	$28

16	PIMCO Equity Series VIT	See Accompanying Notes

June 30, 2010 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended June 30, 2010:

	Derivatives not accounted for as hedging instruments
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$0	$0	$0	$1	$0	$1
Net realized gain on foreign currency transactions	0	171	0	0	0	171

	$0	$171	$0	$1	$0	$172

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on futures contracts, written options and swaps	$0	$0	$0	$5	$0	$5
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	(20)	0	0	0	(20)

	$0	$(20)	$0	$5	$0	$(15)

(1)	See note 4 in the Notes to Financial Statements for additional information.
(2)	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $5 as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Semiannual Report	June 30, 2010	17

Notes to Financial Statements

1.  ORGANIZATION

The PIMCO EqS Pathfinder PortfolioTM (the “Portfolio”) is a series of the PIMCO Equity Series VIT (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware statutory trust on December 28, 2009. The Portfolio currently offers two classes of shares: Institutional and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

(b) Investment Valuation  For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the managers to be the primary exchange. A foreign equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies, the Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security will be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign securities that do not trade when the NYSE is open are also valued at fair value. The Portfolio may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when you are unable to buy or sell shares. The Portfolio has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Portfolio for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine the Portfolio’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Portfolio.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded,

18	PIMCO Equity Series VIT

June 30, 2010 (Unaudited)

but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorization of fair value measurements is determined by the nature of the inputs as follows:

•	Level 1 — Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs, such as relevant indices, currency fluctuations, depository receipts, and futures, as applicable.

•

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees or persons acting at their direction that are used in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation have been included in the Notes to the Schedule of Investments for the Portfolio.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update, effective for interim and annual reporting periods beginning after December 15, 2009, requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. The end of period timing recognition is being adopted for the significant transfers between levels of the Portfolio’s assets and liabilities at June 30, 2010. There were no significant transfers into and out of Level 1, 2 and 3 during the period ended June 30, 2010.

(c) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends received by real estate investment trust securities may include return of capital. Such distributions reduce the cost basis of the respective securities. Distributions, if any, in excess of the cost basis of the security are recognized as capital gain.

(d) Foreign Currency Translation  Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Portfolio does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividend, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

(e) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(f) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to

Semiannual Report	June 30, 2010	19

Notes to Financial Statements  (Cont.)

paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(g) New Accounting Pronouncement  In January 2010, FASB issued an Accounting Standards Update with respect to fair value measurements and the reconciliation of Level 3 assets and liabilities for interim and annual reporting periods beginning after December 15, 2010. The update requires additional disclosures about purchases, sales, issuances, and settlements in the Level 3 reconciliation of fair value measurements. At this time, management is evaluating the implications of this change and its impact on the financial statements has not been determined.

3.  SECURITIES AND OTHER INVESTMENTS

(a) Short Sales  The Portfolio may engage in short sales for investment and risk management purposes. Short sales are transactions in which the Portfolio sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When the Portfolio engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

4.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedule of Investments. The derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

(a) Foreign Currency Contracts  The Portfolio may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

5.  PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a

20	PIMCO Equity Series VIT

June 30, 2010 (Unaudited)

transaction to perform (credit and counterparty risk). See below for a detailed description of select Principal Risks. For a list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by allowing the Portfolio to net contracts in the event of default. All amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

Prime Broker Account Agreements between the Portfolio and selected Prime Brokers govern the considerations and factors surrounding accounts opened for short selling transactions and activities, including, but not limited to, margin, execution, and settlement. The Prime Broker Account Agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination.

6.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.75%.

PIMCO has contractually agreed, until May 1, 2012, to waive a portion of its Investment Advisory Fee equal to 0.13% of average daily net assets. Under the Fee Limitation Agreement, PIMCO is entitled to reimbursement by the Portfolio of any portion of the management fees waived, reduced or reimbursed pursuant to the Fee Limitation Agreement (the “Reimbursement Amount”) during the previous three years, provided that such amount paid to PIMCO will not: 1) together with

Semiannual Report	June 30, 2010	21

Notes to Financial Statements  (Cont.)

any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit: 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The Fee Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation. As of June 30, 2010, the recoverable amount to PIMCO was $894.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  Allianz Global Investors Distributors LLC (“AGID”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor (the “Distributor”) of the Trust’s shares. The Trust has adopted a Distribution Plan for the Advisor Class shares of the Portfolio (the “Plan”). The Plan has been adopted pursuant to Rule 12b-1 under the Act. The Plan permits payments for expenses in connection with the distribution and marketing of Advisor Class shares and/or the provision of shareholder services to Advisor Class shareholders. The Plan permits the Portfolio to make total payments at an annual rate of 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares (“class-specific expenses”). The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $10,000, plus $1,500 for each Board of Trustees meeting attended in person, $250 ($375 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $375 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $250. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has also contractually agreed, through May 1, 2011, to reduce total annual operating expenses for each of the Portfolio’s separate classes of shares, by reducing the Portfolio’s supervisory and administrative fee or reimbursing the Portfolio, to the extent that organizational expenses and pro rata Trustees’ fees attributable to a class of shares of the Portfolio exceed 0.0049% of the Portfolio’s average net assets attributable to separate classes of shares. This Expense Limitation Agreement renews annually for a full year unless terminated by PIMCO upon at least 30 days prior notice to the end of the contract term. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. Organizational expenses will be recorded during the year ended December 31, 2010.

7.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Portfolio may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”) to the extent permitted by the Act and rules thereunder. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust, series of the PIMCO Funds, PIMCO Equity Series and PIMCO Variable Insurance Trust in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PAPS Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the PAPS Short-Term Floating NAV Portfolio for the period ended June 30, 2010 (amounts in thousands):

Market Value 04/14/2010	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 06/30/2010	Dividend Income	Net Capital and Realized Gain
$0	$1,500	$1,200	$0	$300	$0	$0

22	PIMCO Equity Series VIT

June 30, 2010 (Unaudited)

8. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

The Portfolio’s purchases and sales of securities, other than short-term securities and U.S. Government Agency securities for the period ended June 30, 2010, were as follows (amounts in thousands):

Purchases	Sales
$3,296	$181

10.  SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Period from 04/14/2010 to 06/30/2010
	Shares	Amount

Receipts for shares sold
Institutional Class	342	$3,400
Advisor Class	63	599
Cost of shares redeemed
Institutional Class	(32)	(307)
Advisor Class	(5)	(43)
Net increase resulting from Portfolio share transactions	368	$3,649

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number of Shareholders	% of Portfolio Held
Institutional Class	1	100	*
Advisor Class	1	98	^

*	PIMCO LLC, a direct subsidiary of Allianz Global Investors of America L.P. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.
^	Allianz Life Insurance Co. of North America, a direct subsidiary of Allianz of America, Inc. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

11.  REGULATORY AND LITIGATION MATTERS

PIMCO, a subsidiary of Allianz Global Investors of America L.P., and PIMCO Funds, another series of funds managed by PIMCO, are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. Management believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders — including certain registered investment companies and other funds managed by PIMCO — were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On November 12, 2009, the District Court and Bankruptcy Court issued an order confirming a Plan of Reorganization (the “Plan”) in the underlying bankruptcy case. As part of the Plan, the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. In confirming the Plan, the Courts overruled certain objections (unrelated to the dismissal of claims against PIMCO and PIMCO Entities) made by the IRS. The IRS sought a stay pending appeal to the Third Circuit, the stay was granted and GI-Holdings, Inc. has asked the Third Circuit to dismiss the stay. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

12.  FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of June 30, 2010, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

Semiannual Report	June 30, 2010	23

Notes to Financial Statements  (Cont.)

June 30, 2010 (Unaudited)

As of June 30, 2010, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation/(depreciation) of investment securities for federal income tax purposes were as follows (amounts in thousands):

Unrealized Appreciation	Unrealized (Depreciation)		Net Unrealized (Depreciation)
$14		$(418)		$(404)

13.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no additional material events that would require disclosure in the Portfolio’s financial statements.

24	PIMCO Equity Series VIT

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	CSFB	Credit Suisse First Boston	JPM	JPMorgan Chase & Co.
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBS	Royal Bank of Scotland Group PLC

Currency Abbreviations:
CHF	Swiss Franc	GBP	British Pound	NOK	Norwegian Krone
DKK	Danish Krone	HKD	Hong Kong Dollar	SGD	Singapore Dollar
EUR	Euro	JPY	Japanese Yen	USD	United States Dollar

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	OTC	Over-the-Counter

Other Abbreviations:
ADR	American Depositary Receipt	REIT	Real Estate Investment Trust	SPDR	Standard & Poor’s Depository Receipts

Semiannual Report	June 30, 2010	25

Privacy Policy

(Unaudited)

The Portfolio considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. To ensure its shareholders’ privacy, the Portfolio has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolio and certain service providers to the Portfolio, such as the Portfolio’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolio’s internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolio does not disclose any personal or account information provided by shareholders or gathered by the Portfolio to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolio. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolio may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolio reserves the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolio believes in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect its rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, the Portfolio may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolio may share shareholder information with its affiliates in connection with servicing its shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolio or its Adviser, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolio shares may include, for example, a shareholder’s participation in the Portfolio or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolio’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolio takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolio has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

26	PIMCO Equity Series VIT

Approval of Investment Advisory Contract and Supervision and Administration Agreement

(Unaudited)

On March 30, 2010, the Board of Trustees (the “Board”) of PIMCO Equity Series VIT (the “Trust”), including all of the Independent Trustees, approved the Investment Advisory Contract and Supervision and Administration Agreement (together, with the Investment Advisory Contract, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of the PIMCO EqS Pathfinder PortfolioTM (the “Portfolio”) for an initial two-year term.

The information, material factors and conclusions that formed the basis for the Board’s approval of the Agreements are described below.

1.	Information Received
A.	Materials Reviewed

The Trustees received a variety of materials relating to the services proposed to be provided by PIMCO. The Board reviewed information relating to proposed fund operations, including the Portfolio’s compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services proposed to be provided by PIMCO to the Trust. In considering whether to approve the Agreements, the Board reviewed materials, which included comparative industry data with regard to investment advisory fees and expenses of funds with investment objectives and policies similar to those of the Portfolio. The Board also reviewed material provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board. The Board also reviewed information about the personnel who would be providing investment management and supervisory and administrative services to the Portfolio.

B.	Review Process

In connection with the approval of the Agreements, the Board reviewed written materials prepared by PIMCO, which included, among other things, comparative fee data for funds in the appropriate Lipper, Inc. (“Lipper”) peer group. Lipper is an independent provider of investment company performance and fee and expense data. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel. The Board also heard oral presentations on matters related to the Agreements. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This discussion is not intended to be all-inclusive. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, its Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management and research, compliance, trading, performance and portfolio accounting. The Board noted PIMCO has hired and will seek to hire additional personnel with equity experience, including traders, research analysts and compliance personnel to supplement existing PIMCO personnel. The Board also considered the costs of expanding PIMCO’s current infrastructure to support the operational and compliance needs of an equity fund business. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements are likely to benefit the Portfolio and its shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services to be provided by PIMCO to the Portfolio under the Agreements.

The Board considered the terms of Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO would provide or procure supervisory and administrative services and bears the costs of various third party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and its supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services to be provided by PIMCO would likely benefit the Portfolio and its shareholders.

3.	Investment Performance

As the Portfolio had not yet commenced operations at the time of the Board meeting, the Trustees did not receive nor consider investment performance information for the Portfolio. The Trustees received information about the portfolio managers’ performance record prior to their employment with PIMCO.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for the Portfolio, it considered a number of factors, including the type and complexity of the services to be provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential returns to the Portfolio’s investors.

The Board reviewed the proposed advisory fee, supervisory and administrative fee and estimated total expenses of the Portfolio (each as a percentage of average net assets) and compared such amounts with the average and median fees and expenses of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group Expense Comparison” of comparable funds, as well as the universe of other similar funds. The Board compared the Portfolio’s total expenses to other funds in the Peer Group Expense Comparison provided by Lipper and found the Portfolio’s total expenses to be reasonable. At the time the Board considered the Agreements, PIMCO did not manage any separate accounts with similar investment strategies to the Portfolio; however, the Board did consider the proposed standard separate account fee schedule for this strategy and noted that the Portfolio’s fees compared favorably to this schedule.

Semiannual Report	June 30, 2010	27

Approval of Investment Advisory Contract and Supervision and Administration Agreement (Cont.)

(Unaudited)

The Board also considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO would provide or procure supervisory and administrative services and bear the costs of various third party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the unified supervisory and administrative fee creates fund fees that are fixed, rather than variable. The Board concluded that the Portfolio’s proposed supervisory and administrative fees were reasonable in relation to the value of the services to be provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on fund fees that would be beneficial to the Portfolio and its shareholders. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels, in effect, setting the fees as if the Portfolio was already at scale.

The Board noted that PIMCO had contractually agreed, through May 1, 2012, to reduce its advisory fee by 0.13% of the average daily net assets of the Portfolio. The Board also noted that PIMCO had contractually agreed, through May 1, 2011, to reduce total annual fund operating expenses for each Class of the Portfolio by waiving a portion of its supervisory and administrative fee or reimbursing the Portfolio, to the extent that any organizational expenses and the pro rata share of the Trust’s Trustees’ fees attributable to a Class of the Portfolio exceeds 0.0049% in any year.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and supervisory and administrative fees to be charged by PIMCO, as well as the estimated total expenses of the Portfolio, are reasonable and approval of the Agreements would likely benefit the Portfolio and its shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

As the Portfolio had not yet commenced operations at the time of the Board meeting, information regarding PIMCO’s costs and the profitability of PIMCO’s relationship with the Portfolio was not available.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in the expense ratio due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the supervisory and administrative fee (which, together with the advisory fee, serves as a proxy for the Portfolio’s overall expense ratio). The Trustees considered the investments in infrastructure and operations that PIMCO proposed to make in launching the equity fund business. The Trustees also considered that PIMCO has set the proposed initial fees at comparable levels that reflect PIMCO’s expectation that assets will increase significantly.

The Board concluded that the Portfolio’s proposed cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolio, to the benefit of Portfolio shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolio. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolio, it has adopted a policy not to accept soft dollars.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the Agreements were fair and reasonable to the Portfolio and its shareholders, that the Portfolio’s shareholders would likely receive reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolio, and that the approval of the Agreements was in the best interests of the Portfolio and its shareholders.

28	PIMCO Equity Series VIT

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series VIT.

PIMCO

PESVIT3003 SAR 063010

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

	(a)	The principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Equity Series VIT

By:	/s/ NEEL T. KASHKARI
Neel T. Kashkari
President, Principal Executive Officer

Date: August 18, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ NEEL T. KASHKARI
Neel T. Kashkari
President, Principal Executive Officer

Date: August 18, 2010

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Principal Financial Officer

Date: August 18, 2010